Vertiv Completes Acquisition of ThermoKey, Expanding Heat Rejection Portfolio for AI Data Centers

Acquisition expected to strengthen thermal management capabilities and manufacturing capacity in Europe, Middle East and Africa to support high-density computing

COLUMBUS, Ohio June 12, 2026-- Vertiv Holdings Co (NYSE: VRT), a global leader in critical digital infrastructure, today announced the completed acquisition of ThermoKey S.p.A., a leading provider of heat rejection and heat-exchange technologies with long-standing relationships across original equipment manufacturers (OEMs) and system integrators.
The acquisition expands Vertiv's thermal management portfolio and manufacturing capabilities, particularly in Europe, Middle East, and Africa (EMEA), and strengthens its ability to deliver system-level solutions across the full thermal chain for AI factories and high-density data centers. ThermoKey benefits from Vertiv’s global scale, supporting accelerated growth and expanded market access while enhancing Vertiv's ability to provide thermal architectures that help customers plan for multiple compute generations ahead.
Vertiv currently uses ThermoKey’s technologies in select thermal solutions. ThermoKey’s technology set includes heat-exchange solutions, dry coolers, and compatibility with low-GWP and natural refrigerants that complement Vertiv's portfolio, giving customers flexibility to optimize for performance, site conditions, and growth. Founded in 1991, ThermoKey brings more than 30 years of engineering expertise, in-house design and production capabilities to support its customers and markets.
"Customers are scaling AI infrastructure at an unprecedented pace, and thermal performance is now a critical enabler of capacity and efficiency," said Giordano Albertazzi, CEO at Vertiv. "With ThermoKey, we are strengthening our capabilities to deliver differentiated, integrated, high-performance heat rejection solutions that help customers deploy faster, operate more efficiently, and scale with confidence."
The ThermoKey Rivarotta, Italy, operations will continue to be a key hub for manufacturing, engineering, and support. Giuseppe Visentini, CEO of ThermoKey, will continue to lead the business, providing continuity for employees, partners, and customers. "Joining Vertiv means bringing our heat-exchange expertise into a complete, integrated thermal chain that serves high-density data centers," said Visentini. "We share Vertiv's engineering rigor and customer focus. ThermoKey joins Vertiv on a path of sustained growth, and from Italy we will continue to build on that momentum and contribute to the strength of the group across EMEA and around the world."
For more information about Vertiv and its end-to-end portfolio of solutions and services, visit vertiv.com.
About Vertiv
Vertiv (NYSE: VRT) brings together hardware, software, analytics and ongoing services to enable its customers’ vital applications to run continuously, perform optimally and grow with their business needs. Vertiv solves the most important challenges facing today’s data centers, communication networks and commercial and industrial facilities with a portfolio of power, cooling and IT infrastructure solutions and services that extends from the cloud to the edge of the network. Headquartered in Westerville, Ohio, USA, Vertiv does business in more than 130 countries. For more information, and for the latest news and content from Vertiv, visit vertiv.com.
Category: Financial News

Forward-looking statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27 of the Securities Act, and Section 21E of the Securities Exchange Act. These statements are only a prediction. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Readers are referred to Vertiv’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for a discussion of these and other important risk factors concerning Vertiv and its operations. Those risk factors and risks related to the transaction, among others, could cause actual results to differ materially from historical performance and include, but are not limited to: expected expenses related to the transaction; the possible diversion of management time on issues related to integration; the ability of Vertiv to maintain relationships with customers and suppliers of ThermoKey; and the ability of Vertiv to retain management and key employees of ThermoKey. Vertiv is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
SOURCE: Vertiv Holdings Co
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